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                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 2-94996


                            THE HUDSON RIVER TRUST

                     SUPPLEMENT DATED OCTOBER 2, 1995
                                      TO
          STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1995
                       as Supplemented August 31, 1996

   The Trust's non-fundamental investment restriction with respect to trading in foreign exchange, which appears on page 5 of the Statement of Additional Information, has been revised as follows:

    None of the Portfolios will trade in foreign exchange (except transactions incidental to the settlement of purchases or sales of securities for a Portfolio); however, the Global and International Portfolios may trade in foreign exchange without limitation in connection with their foreign currency hedging strategies; and the High Yield, Quality Bond, Growth and Income, Conservative Investors, Balanced, Common Stock, Aggressive Stock and Growth Investors Portfolios may trade in foreign exchange in connection with their foreign currency hedging strategies, provided the amount of foreign exchange underlying such a Portfolio's currency hedging transactions does not exceed 10% of such Portfolio's assets.

                      YOU SHOULD RETAIN THIS SUPPLEMENT
                WITH YOUR STATEMENT OF ADDITIONAL INFORMATION
                             FOR FUTURE REFERENCE